UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

FLAGSHIP GLOBAL HEALTH, INC.
____________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30556	11-3210792
_____________________________________________________________________________________________________________________
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

220 West 42nd Street, 23rd Floor, New York, NY	10036
_______________________________________________	____________
(Address of Principal Executive Offices)	(Zip Code)

(212) 340-9100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Items.

On July 8, 2008, Flagship Global Health, Inc. (the “Company”) issued a press release announcing that it has postponed its previously scheduled annual stockholders’ meeting which had been set for July 22, 2008. The Company also announced that it continues to explore strategic alternatives, as announced on May 2, 2008, and that its cash position continues to deteriorate and that it may have to cease operations and/or seek protection under the federal bankruptcy laws.

The full text of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 8.01 as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

99.1	Press release issued by Flagship Global Health, Inc., dated July 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSHIP GLOBAL HEALTH, INC.

By: /s/ John H. Flood III
Date: July 8, 2008	Name: John H. Flood III
Title: President and Chief Executive Officer

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Exhibit No.	Description

99.1	Press release issued by Flagship Global Health, Inc., dated July 8, 2008.